Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2018
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments
Cash and cash equivalents and short-term investments
Cash and cash equivalents at December 31, 2018 include deposits with financial institutions that have investment grade credit ratings of EUR 188.2 million (2017: EUR 42.1 million), investments in money market and other investment funds that invest in high-rated short-term debt securities of EUR 2,342.6 million (2017: EUR 1,329.4 million) and interest-bearing bank accounts of EUR 590.3 million (2017: EUR 887.5 million). Our cash and cash equivalents are predominantly denominated in euros and partly in US dollars and Taiwanese dollars.
Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. At December 31, 2018 no restrictions on usage of cash and cash equivalents exist (2017: no restrictions). The carrying amount of these assets approximates their fair value.
Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition. The carrying amount of these assets approximates their fair value. No unrealized gains or losses have been recorded.